Exhibit (10)


            Description of Amendment of 1987 Stock Plan for Directors


Effective April 1, 2002, Owens Corning's Board of Directors amended the 1987 Stock Plan for Directors (incorporated herein by reference to Exhibit (10) to Owens Corning's quarterly report on Form 10-Q (File No. 1-3660) for the quarter ended June 30, 1997) to suspend, pending further action by the Board, additional grants under the Plan of stock or options to purchase stock.